                                                              FILE NOS: 33-13053
                                                                        811-5091

                                  SCHEDULE 14A
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                               (AMENDMENT NO. 1)

     Filed by the Registrant /X/

     Filed by a Party other than the Registrant / /

     Check the appropriate box:


     /X/ Preliminary Proxy Statement        / / Confidential, for Use of the
                                                Commission Only (as permitted by
                                                Rule 14a-6(e)(2))



     / / Definitive Proxy Statement


     / / Definitive Additional Materials

     / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

      THE TRAVELERS TIMED AGGRESSIVE STOCK ACCOUNT FOR VARIABLE ANNUITIES
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                                 NOT APPLICABLE
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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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         14a-6(i)(3).

     / / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
0-11.

     (1) Title of each class of securities to which transaction applies:

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         pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     / / Check box if any part of the fee is offset as provided by Exchange Act
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

                  THE TRAVELERS TIMED AGGRESSIVE STOCK ACCOUNT
                             FOR VARIABLE ANNUITIES

                                ONE TOWER SQUARE
                          HARTFORD, CONNECTICUT 06183

                            NOTICE OF ANNUAL MEETING

                                                                   March 4, 1996

To Variable Annuity Contract Owners:

     Notice is hereby given that the Annual Meeting of Variable Annuity Contract Owners of The Travelers Timed Aggressive Stock Account for Variable Annuities ("Account TAS") will be held at its offices at One Tower Square, Hartford, Connecticut, on Friday, April 19, 1996, at 8:30 a.m. for the following purposes:

          1. To elect five (5) members of the Board of Managers to serve until the next annual meeting and until their successors are elected and qualify.

          2. To ratify the selection of Coopers & Lybrand L.L.P. as independent accountants of Account TAS for the year ending December 31, 1996.

          3. To approve an amendment to the Investment Advisory Agreement between Account TAS and The Travelers Investment Management Company.

          4. To approve the continuation of the Distribution and Management Agreement among Account TAS, The Travelers Insurance Company and Tower Square Securities, Inc.

          5. To act on any and all other business as may properly come before the meeting.

     The close of business on February 16, 1996 has been fixed as the record date for the determination of Variable Annuity Contract Owners entitled to notice of and to vote at said meeting.

     By order of the Board of Managers.
                                                /S/ Ernest J. Wright
                                                ------------------------------
                                                ERNEST J. WRIGHT, SECRETARY

     Please complete and return the enclosed proxy card as soon as possible in the post-paid envelope provided. Your prompt response is appreciated.

                  THE TRAVELERS TIMED AGGRESSIVE STOCK ACCOUNT
                             FOR VARIABLE ANNUITIES

   PROXY STATEMENT FOR THE ANNUAL MEETING OF VARIABLE ANNUITY CONTRACT OWNERS
                      TO BE HELD ON FRIDAY, APRIL 19, 1996


     THE BOARD OF MANAGERS OF THE TRAVELERS TIMED AGGRESSIVE STOCK ACCOUNT FOR VARIABLE ANNUITIES (ACCOUNT TAS) SOLICITS YOUR PROXY FOR USE AT THE ANNUAL MEETING OF CONTRACT OWNERS AND AT ANY ADJOURNMENT OF IT. The annual meeting will be held at 8:30 a.m. on Friday, April 19, 1996, at the offices of Account TAS, One Tower Square, Hartford, Connecticut 06183. This proxy material is expected to be mailed to Contract Owners on or about March 4, 1996.


VOTE BY PROXY


     A proxy card is enclosed for use at the meeting. The proxy card may be revoked at any time before it is voted by sending a written notice of revocation to Account TAS's Secretary or by appearing in person to vote at the meeting. All proxy cards which are properly executed and received in time and not so revoked will be voted at the meeting in accordance with the instructions on them, if any. If no instructions have been given, the proxy card will be voted in the same proportion as shares of the Account for which The Travelers Insurance Company ("Travelers Insurance") receives instructions from Contract Owners.


COST OF SOLICITATION

     The cost of soliciting these proxies will be borne by Travelers Insurance, the issuer of the variable annuity contracts that use Account TAS as an investment alternative. Proxies may be solicited by directors, officers or employees of Travelers Insurance on behalf of the Board of Managers of Account TAS, either in person, by telephone or by telegram.

CONTRACT OWNERS AND THE VOTE


     Only Contract Owners of record at the close of business on February 16, 1996 (the record date) will be entitled to notice of and to vote at the annual meeting. On the record date, there were 44,568,314 units of Account TAS outstanding and entitled to be voted at the meeting. The number of full and fractional votes, which you as a Contract Owner are entitled to cast is set forth on the enclosed proxy card. As of January 31, 1996, no single person or entity owned beneficially a contract or contracts entitling it to cast more than 5% of the total outstanding votes.


VOTE REQUIRED

     Approval of Proposals 1 and 2 requires the affirmative vote of the holders of a majority of the voting securities present at the meeting. Approval of Proposals 3 and 4 require the affirmative "vote of a majority of the outstanding voting securities" of Account TAS. Under the Investment Company Act of 1940, as amended ("1940 Act"), a "vote of a majority of the outstanding voting securities" means the affirmative vote of (a) 67% of the outstanding voting securities represented at the meeting, if more than 50% of the outstanding voting securities are represented, or (b) more than 50% of the outstanding voting securities, whichever is less.

ANNUAL REPORT


     Account TAS's Annual Report containing financial statements for the fiscal year ended December 31, 1995, was mailed to Contract Owners of record as of December 31, 1995. Copies of the Annual Report may be obtained by writing to The Travelers Insurance Company, Annuity Services, One Tower Square, Hartford, Connecticut 06183-5030, or by calling (860) 277-3525.


1.  ELECTION OF THE BOARD OF MANAGERS

     At the meeting, five members of the Board of Managers are to be elected to hold office until the next annual meeting and until their successors shall have been elected and qualify. Unless this authority has been withheld on the proxy card, it is intended that the proxy card will be voted for the election of the five nominees named below. If any of the nominees are unable to serve at the time of the meeting, and there is no reason to believe they will not serve, the persons named as proxies may vote for any other person or persons as they may determine at their discretion. The following nominees are recommended by the Nominating Committee pursuant to their meeting held on January 18, 1996.

                                                                                   CONTRACTS
      NOMINEE                                                                        OWNED
    FOR MEMBER                           PRINCIPAL OCCUPATION                      12/31/95
-------------------   ----------------------------------------------------------   ---------
Heath B. McLendon*    Managing Director (1993-present), Smith Barney Inc.             None
      Age 62          ("Smith Barney"); Chairman (1993-present), Smith Barney
 Member Since 1995    Strategy Advisors, Inc.; President (1994-present), Smith
                      Barney Mutual Funds Management Inc.; Chairman and Director
                      of forty-one investment companies associated with Smith
                      Barney; Chairman, Board of Trustees, Drew University;
                      Trustee, The East New York Savings Bank; Advisory
                      Director, First Empire State Corporation; Chairman, Board
                      of Managers, seven Variable Annuity Separate Accounts of
                      The Travelers Insurance Company+; Chairman, Board of
                      Trustees, five Mutual Funds sponsored by The Travelers
                      Insurance Company++; prior to July 1993, Senior Executive
                      Vice President of Shearson Lehman Brothers Inc.
  Knight Edwards      Of Counsel (1988-present), Partner (1956-1988), Edwards &       None
      Age 72          Angell, Attorneys; Member, Advisory Board (1973-1994),
 Member Since 1987    thirty-one mutual funds sponsored by Keystone Group, Inc.;
                      Member, Board of Managers, seven Variable Annuity Separate
                      Accounts of The Travelers Insurance Company+; Trustee,
                      five Mutual Funds sponsored by The Travelers Insurance
                      Company++.
 Robert E. McGill,    Retired manufacturing executive. Director (1983-1995),          None
         III          Executive Vice President (1989-1994) and Senior Vice
      Age 64          President,

                                                                                   CONTRACTS
      NOMINEE                                                                        OWNED
    FOR MEMBER                           PRINCIPAL OCCUPATION                      12/31/95
-------------------   ----------------------------------------------------------   ---------
 Member Since 1987    Finance and Administration (1983-1989), The Dexter
                      Corporation (manufacturer of specialty chemicals and
                      materials); Vice Chairman (1990-1992), Director
                      (1983-1995), Life Technologies, Inc. (life
                      science/biotechnology products); Director (1994-present),
                      The Connecticut Surety Corporation (insurance); Director
                      (1995-present) Calbiochem Novachem International (life
                      science/biotechnology products); Director (1995-present),
                      Chemfab Corporation (manufacturer of specialty materials);
                      Member, Board of Managers, seven Variable Annuity Separate
                      Accounts of The Travelers Insurance Company+; Trustee,
                      five Mutual Funds sponsored by The Travelers Insurance
                      Company++.
   Lewis Mandell      Dean, College of Business Administration (1995-present),        None
      Age 53          Marquette University; Professor of Finance (1980-1995) and
 Member Since 1990    Associate Dean (1993-1995), School of Business
                      Administration, and Director, Center for Research and
                      Development in Financial Services (1980-1995), University
                      of Connecticut; Director (1992-present), GZA
                      Geoenvironmental Tech, Inc. (engineering services);
                      Member, Board of Managers, seven Variable Annuity Separate
                      Accounts of The Travelers Insurance Company+; Trustee,
                      five Mutual Funds sponsored by The Travelers Insurance
                      Company++.
  Frances M. Hawk     Portfolio Manager (1992-present), HLM Management Company,       None
      Age 48          Inc. (investment management); Assistant Treasurer, Pen-
 Member Since 1991    sions and Benefits Management (1989-1992), United
                      Technologies Corporation (broad-based designer and
                      manufacturer of high technology products); Member, Board
                      of Managers, seven Variable Annuity Separate Accounts of
                      The Travelers Insurance Company+; Trustee, five Mutual
                      Funds sponsored by The Travelers Insurance Company++.

---------------
 + These seven Variable Annuity Separate Accounts are: The Travelers Growth and
   Income Stock Account for Variable Annuities; The Travelers Quality Bond Account for Variable Annuities; The Travelers Money Market Account for Variable Annuities; The Travelers Timed Growth and Income Stock Account for Variable Annuities; The Travelers Timed Short-Term Bond Account for Variable Annuities; The Travelers Timed Aggressive Stock Account for Variable Annuities and The Travelers Timed Bond Account for Variable Annuities.

++ These five Mutual Funds are: Capital Appreciation Fund; Cash Income Trust;
   High Yield Bond Trust; Managed Assets Trust and The Travelers Series Trust.

 * Mr. McLendon is an "interested person" within the meaning of the 1940 Act by virtue of his position as Managing Director of Smith Barney and Director of The Travelers Investment Management Company ("TIMCO"), the investment adviser to Account TAS. TIMCO is a wholly owned subsidiary of Smith Barney Holdings Inc., which is a wholly owned subsidiary of Travelers Group Inc. Mr. McLendon also owns shares and options to purchase shares of Travelers Group Inc., the indirect parent of The Travelers Insurance Company.

     Prior to each annual meeting of Contract Owners at which members of the Board of Managers are to be elected, or if a vacancy in the Board of Managers occurs between such meetings, the Nominating Committee of the Board of Managers recommends candidates for nomination as members of the Board of Managers. Account TAS's Nominating Committee consists of those members of the Board of Managers not affiliated as employees of Travelers Group Inc. or its subsidiaries. Currently, these are Knight Edwards, Robert E. McGill, III, Lewis Mandell and Frances M. Hawk. During the fiscal year ended December 31, 1995, the Nominating Committee held one meeting. The Committee will consider potential nominees recommended by Contract Owners. Any Contract Owner desiring to present a candidate to the Committee for consideration should submit the name of the candidate, in writing, to Account TAS's Secretary prior to December 31, 1996.

MEETINGS

     There were four meetings of the Board of Managers of Account TAS during 1995. All members of the Board of Managers attended at least 75% of the aggregate of its meetings and the meetings of the committees of which they were members.

REMUNERATION OF THE BOARD OF MANAGERS


     Members of the Board of Managers who are also employees of Travelers Group Inc. or its subsidiaries are not entitled to any fee. Members of the Board of Managers who are not affiliated as employees of Travelers Group Inc. or its subsidiaries receive an aggregate annual retainer of $17,000 for service on the Boards of the seven Variable Annuity Separate Accounts established by Travelers Insurance and the five Mutual Funds sponsored by Travelers Insurance. They also receive an aggregate fee of $2,000 for each meeting of such Boards attended. As indicated under "Distribution and Management Agreement" on page 12, such compensation is currently paid by Travelers Insurance.


2.  RATIFICATION OF THE SELECTION OF INDEPENDENT ACCOUNTANTS

     It is proposed that Contract Owners ratify the action of the Board of Managers, taken on January 18, 1996 by a unanimous vote, cast in person, including those members of the Board of Managers who are not interested persons of Account TAS, to select the firm of Coopers & Lybrand L.L.P. as the independent accountants of Account TAS for the fiscal year ending December 31, 1996. A representative from Coopers & Lybrand L.L.P. is expected to be present at the meeting with the opportunity to make a statement if desired, and is expected to be available to respond to appropriate questions.

     The services provided to Account TAS by Coopers & Lybrand L.L.P. were in connection with the audit function for the year 1995 and included primarily the examination of Account TAS's financial statements and the review of filings made with the Securities and Exchange Commission.

     Account TAS's Audit Committee consists of those members of the Board of Managers not affiliated as employees of Travelers Group Inc. or its subsidiaries. Currently, these are Knight Edwards, Robert E. McGill, III, Lewis Mandell and Frances M. Hawk. The Audit Committee reviews the services performed by Coopers & Lybrand L.L.P. During the fiscal year ended December 31, 1995, the Audit Committee held one meeting.


3.  APPROVAL OF AN AMENDED INVESTMENT ADVISORY AGREEMENT BETWEEN
    ACCOUNT TAS AND TIMCO.



     At a Board meeting on January 18, 1996 the Board of Managers, including all Board Members who are not "interested persons" of Account TAS, unanimously approved and voted to recommend that Contract Owners of Account TAS approve, a proposal to amend the Investment Advisory Agreement between Account TAS and The Travelers Investment Management Company ("TIMCO"). The purpose of the proposed amendment to the Investment Advisory Agreement (the "New Advisory Agreement") is to change the investment advisory fee from an aggregate net asset value of the Account to a flat 0.35% of the average daily net assets of Account TAS.


     TIMCO currently serves as investment adviser to Account TAS pursuant to an Investment Advisory Agreement dated December 30, 1992 (the "Existing Advisory Agreement"). The Existing Advisory Agreement was approved by a vote of Contract Owners at their annual meeting held on April 23, 1993.


PROPOSED AMENDMENT TO THE ADVISORY AGREEMENT


     The current advisory fee deducted daily and paid weekly, to TIMCO by Account TAS is as follows:

     ANNUAL                                           AGGREGATE
     MANAGEMENT                                    NET ASSET VALUE
     FEE                                            OF THE ACCOUNT
     ------                                      --------------------
      0.50% ...............        of the first............   $ 20,000,000, plus
      0.25% ...............        of the next.............   $ 80,000,000, plus
      0.20% ...............        of the next.............   $200,000,000, plus
      0.15% ...............        of amounts over.........   $300,000,000


     The New Advisory Agreement would change the annual advisory fee to a flat rate of 35% of net assets effective May 1, 1996. For the fiscal year ended December 31, 1995, the total advisory fees paid to TIMCO by Account TAS was $215,616. If the new fees had been in effect under the Existing Advisory Agreement, the advisory fee paid to TIMCO would have been $232,512.

     Paragraph 4 of the Existing Advisory Agreement is proposed to be amended to read as follows:

     "4. For the services rendered hereunder, TIMCO will receive an amount equivalent on an annual basis to 0.35% of the average daily net assets of Account TAS, such fees to be deducted on each valuation date."


     With the exception of the proposed amendment to paragraph 4 set forth above, all other terms and conditions of the Existing Advisory Agreement will remain the same. The Existing Advisory Agreement provides that TIMCO shall:


          1. obtain and evaluate pertinent economic, statistical and financial data and other information relevant to the investment policy of Account TAS, affecting the economy generally and individual companies or industries, the securities of which are included in Account TAS's portfolio or are under consideration for inclusion therein;

          2. be authorized to purchase supplemental research and other services from brokers at additional cost to Account TAS;

          3. regularly furnish to the Board recommendations with respect to any investment program for approval, modification or rejection by the Board;

          4. take such steps as are necessary to implement the investment program approved by the Board; and

          5. regularly report to the Board with respect to implementation of the approved investment program and any other activities in connection with the administration of the assets of Account TAS.


EFFECT OF NEW ADVISORY AGREEMENT



     Set forth below is a chart showing the dollar amount of advisory fees paid during the Fund's past fiscal year under the Existing Advisory Agreement and the amount of fees that would have been paid under the New Advisory Agreement. The chart also shows the percentage difference between the amount that would have been paid under the New Advisory Agreement from the amount paid under the Existing Advisory Agreement. Also set forth below is a comparative fee table showing the amount of fees and expenses paid by the Fund under the Existing Advisory Agreement as a percentage of average net assets and the amount of fees and expenses shareholders would have paid if the New Advisory Agreement had been in effect. The information in the table is an estimate based on actual expenses for the fiscal year ended December 31, 1995.

                      DOLLAR AMOUNT OF ADVISORY FEES PAID
                     (FISCAL YEAR ENDED DECEMBER 31, 1995)



                                                             EXISTING                NEW
                                                        ADVISORY AGREEMENT    ADVISORY AGREEMENT
                                                        ------------------    ------------------
Amount of Fees Paid or that Would
  Have Been Paid.....................................        $215,616              $232,512
Percentage Difference from Amount Paid
  Under Existing Contract............................             N/A                  .03%



                             COMPARATIVE FEE TABLE



                                                                       EXISTING FEE    NEW FEE
                                                                       ------------    -------
Contractowner Expenses
  Deferred Sales Load (as a percentage of
     purchase payments).............................................       5.00%        5.00%
  Semi-Annual Contract Fee..........................................      $15.00       $15.00



                         ANNUAL FUND OPERATING EXPENSES
                    (AS A PERCENTAGE OF AVERAGE NET ASSETS)



Management Fee...........................................................   0.32%     0.35%
Mortality and Expense Risk...............................................   1.25%     1.25%
Other Expenses (Timing Fees).............................................   1.25%     1.25%
                                                                            ----      ----
Total Annual Expenses....................................................   2.82%     2.85%



EXAMPLE



     The following illustrates the expenses on a $1,000 investment under the existing and proposed fees and the expenses stated above, assuming (1) a 5% annual return and (2) redemption at the end of each time period:



                                                            1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                            ------    -------    -------    --------
Existing Fee.............................................    $ 81      $ 144      $ 209       $335
Proposed Fee.............................................



     The purpose of this example and the table to assist investors in understanding the various costs and expenses of investing in shares of the Fund. The example above should not be considered a representation of past or future expenses of the Fund. Actual expenses may be higher or lower than those shown above.

GENERAL

     Section 15(a) of the 1940 Act prohibits any person from serving as investment adviser to a registered investment company except pursuant to a written contract that has been approved by a vote of a majority of the outstanding voting securities of such registered investment company. Accordingly, the proposed amendment to the Investment Advisory Agreement is being submitted to Contract Owners to vote on its approval.

     As required by the 1940 Act, the Investment Advisory Agreement, as amended, will continue in effect for a period of more than two years from the date of its execution only so long as its continuance is specifically approved at least annually (i) by a vote of the majority of the Board of Managers, or (ii) by a vote of a majority of the outstanding voting securities of Account TAS. In addition, and in either event, the terms of the Investment Advisory Agreement must be approved annually by a vote of a majority of the Board of managers who are not parties to, or interested persons of any party to, the Investment Advisory Agreement, cast in person at a meeting called for the purpose of voting on such approval and at which the Board of Managers is furnished such information as may be reasonably necessary to evaluate the terms of the Investment Advisory Agreement. The Investment Advisory Agreement further provides that it will terminate automatically upon assignment; may be amended only with prior approval of a majority of the outstanding voting securities of Account TAS; may be terminated without the payment of any penalty at any time upon sixty days' notice by the Board of Managers or by a vote of a majority of the outstanding voting securities of Account TAS; and may not be terminated by TIMCO without prior approval of a new investment advisory agreement by a vote of a majority of the outstanding voting securities of Account TAS.

     If approved by Contract Owners, the proposed amendment will take effect on May 1, 1996. If the proposed amendment is not approved, the Existing Advisory Agreement and advisory fee will remain in effect.


FACTORS CONSIDERED BY THE BOARD OF MANAGERS



     The Board of Managers determined that the terms of the New Advisory Agreement are fair and reasonable and that the approval of the New Advisory Agreement on behalf of the Fund is in the best interests of the Fund. The Board of Managers reviewed materials furnished by TIMCO. The materials described among other things TIMCO senior personnel, portfolio managers, analysts, its method of operation, investment philosophy, performance record and financial condition. Representatives of TIMCO met with the Board, discussed the materials and responded to questions.



     In approving the new Advisory Agreement, the Board evaluated a variety of factors. TIMCO has committed significant resource to provide investment services to Account TAS, particularly, the development of its staff, systems, and facilities required to implement a highly disciplined approach to equity management. TIMCO has made a substantial business investment in information management systems that allows it to seek superior investment opportunities across a large universe of equity securities, and to quantify and control portfolio risk. If approved, the proposed fee level would continue to remain well below the competitive median advisory fee for active equity funds in both the capital appreciation and growth categories, as discussed with the Board.

     After carefully evaluating the foregoing materials and factors, the Board of Managers approved the new investment advisory agreement.


BOARD RECOMMENDATION

     At its meeting held on January 18, 1996, the Board of Managers unanimously approved the proposed amendment described above. The Board's conclusion that the proposed advisory fee structure is appropriate was based on, among other things, a detailed review of Account TAS's competitive investment performance, the quality and nature of TIMCO's advisory and related services to Account TAS, the competitiveness of the proposed advisory fee structure and the resulting expense ratio in relation to fees and expense ratios of other similarly managed investment alternatives.

     Accordingly, the Board of Managers unanimously voted to approve the proposed amendment to the Investment Advisory Agreement and to recommend that Contract Owners vote FOR such amendment.


     A copy of the Investment Advisory Agreement and Amendment is attached hereto as Exhibit A.


4.  APPROVAL OF THE CONTINUATION OF THE DISTRIBUTION AND MANAGEMENT
    AGREEMENT


     It is proposed that Contract Owners approve the continuation of the Distribution and Management Agreement among Account TAS, Travelers Insurance and Tower Square Securities, Inc. ("Tower Square") (formerly Travelers Equities Sales, Inc.) which contains a provision relating to the method of payment of market timing fees.


     Account TAS is one of four timed Variable Annuity Managed Separate Accounts (the "Timed Accounts") established for the purposes of segregating the assets of Variable Annuity Contract Owners who enter into third party market timing services agreements ("Timed Contract Owners"), and avoiding the adverse effects that transfers made by market timers for Timed Contract Owners could have on the interests of non-Timed Contract Owners. Copeland Financial Services, Inc. ("Copeland"), a registered investment adviser and an affiliate of Travelers Insurance, offers market timing services to the Timed Contract Owners pursuant to the terms of a market timing services agreement. For these services, Copeland charges a one-time $30 application fee and an additional fee equivalent to an annual rate of 1.25% of the current value of assets that it times.

     While the market timing agreements are between the Timed Contract Owners and Copeland, Travelers Insurance is also a signatory to the agreement and is solely responsible for payment of the fee to Copeland. Paragraph 5 of the Distribution and Management Agreement provides that Account TAS will reimburse Travelers Insurance for the payment of the market timing fees to Copeland. Travelers Insurance seeks such reimbursement through the deduction of a daily asset charge against the assets of Account TAS. Travelers Insurance does not retain any portion of the fee and is not compensated for any costs incurred in connection with the payment or deduction of the fees. While the Distribution and Management Agreement remains in effect, this is the sole market timing fee payment method available to Timed Contract Owners.

     On February 7, 1990, an Order was received from the Securities and Exchange Commission granting certain exemptions from the 1940 Act necessary to permit this method of payment of market timing fees. One of the conditions of the Order was that the Distribution and Management Agreement be approved annually by a majority of the outstanding voting securities of each Timed Account. The continuation of the Distribution and Management Agreement was last approved by Timed Contract Owners on April 28, 1995.

     The Board of Managers of Account TAS has caused Account TAS to execute the Distribution and Management Agreement in order to facilitate this convenient payment method for Timed Contract Owners. However, in causing Account TAS to execute this Agreement, the Board of Managers has not approved or made any recommendations with respect to the suitability of market timing services in general, the quality or level of services provided by the current or any future market timers, or the level of the market timing fees. Because the market timing services will continue to be provided pursuant to individual agreements between Timed Contract Owners and Copeland, the Board of Managers does not exercise any supervisory or oversight role with respect to market timing services or the fees charged therefor.

     Timed Contract Owners receive a quarterly statement indicating the estimated dollar amount of market timing fees deducted from their Timed Accounts during the quarter. Timed Contract Owners also receive a chart comparing the performance of their selected timing strategy for the prior twelve months either with the return of a comparable non-Timed Account or, upon prior approval of the Securities and Exchange Commission, with the return of an appropriate index.

     A "vote of a majority of the outstanding voting securities" of Account TAS is required to approve the continuation of the Distribution and Management Agreement. If Contract Owners in Account TAS do not approve this matter, market timing fees relating to Account TAS will be paid by pre-authorized partial surrenders, to the extent permitted by tax law, or by sending a check to Copeland, and the Distribution and Management Agreement will continue in effect, with the exception of paragraph 5, which contains these provisions.


     A copy of the Distribution and Management Agreement is attached hereto as Exhibit B.


                             ADDITIONAL INFORMATION

CONTRACT OWNER PROPOSALS

     All Contract Owner proposals to be included in the Proxy Statement for the next annual meeting must be received by Account TAS's Secretary at One Tower Square, Hartford, Connecticut 06183 by November 1, 1996.

     It is suggested that Contract Owners submit their proposals by Certified Mail -- Return Receipt Requested. The Securities and Exchange Commission has adopted certain requirements which apply to any proposals of Contract Owners.

THE INVESTMENT ADVISER

     TIMCO, One Tower Square, Hartford, Connecticut, is a registered investment adviser which has provided investment advisory services since its incorporation in 1967. TIMCO currently manages assets of over $1.1 billion. TIMCO is a wholly owned subsidiary of Smith Barney Holdings Inc. (388 Greenwich Street, New York, New York), a wholly owned subsidiary of Travelers Group

Inc. (388 Greenwich Street, New York, New York). As of December 31, 1995, no person or entity was known to be a beneficial owner of 10% or more of the voting securities of Travelers Group Inc.

     The principal executive officers and directors of TIMCO are set forth in the following table along with their addresses and principal occupations, as well as their respective positions with registered investment companies for which TIMCO currently acts as investment adviser.

 NAME AND ADDRESS OF          POSITION WITH
 PRINCIPAL EXECUTIVE     THE TRAVELERS INVESTMENT         POSITION WITH
OFFICER AND DIRECTORS       MANAGEMENT COMPANY       INVESTMENT COMPANIES(1)       PRINCIPAL OCCUPATION
---------------------    ------------------------    -----------------------     ------------------------
Jeffrey B. Lane(2)       Director and Chairman                                   Vice Chairman,
                                                                                 Smith Barney Inc.
Heath B. McLendon(2)     Director                    Chairman, Board of          Managing Director Smith
                                                     Managers/Trustees           Barney Inc.
Kent A. Kelley(3)        Director and                                            Chief Executive Officer
                         Chief Executive Officer                                 TIMCO
Sandip A. Bhagat(3)      Director and President                                  President
                                                                                 TIMCO
James W. Churm(2)        Corporate Secretary                                     Senior Vice President
                                                                                 Managing Counsel
                                                                                 Smith Barney Inc.

---------------
(1) Investment companies currently managed by TIMCO: The Travelers Growth and Income Stock Account for Variable Annuities; The Travelers Timed Growth and Income Stock Account for Variable Annuities; The Travelers Timed Short-Term Bond Account for Variable Annuities; The Travelers Timed Aggressive Stock Account for Variable Annuities; Capital Appreciation Fund and Managed Assets Trust.

(2) The address for the above-named persons is Smith Barney Inc., 388 Greenwich Street, New York, New York.

(3) The address for the above-named persons is The Travelers Investment Management Company, One Tower Square, Hartford, Connecticut.
--------------------------------------------------------------------------------

     Investment advice and decisions for each of TIMCO's clients are made in accordance with their investment objectives and policies. Securities considered for investment by Account TAS are also usually considered appropriate for investment by other clients served by TIMCO. When the same investment advice or decision is made for more than one client at or about the same time and purchases or sales are made pursuant thereto, transactions in such securities are generally allocated daily among the clients pro rata in relation to the size of the order, using the daily average price. It is recognized that in some cases this practice could have a detrimental effect on the price or volume of securities being bought or sold by Account TAS, while in other cases it may produce better executions or lower brokerage rates.

DISTRIBUTION AND MANAGEMENT AGREEMENT


     The Distribution and Management Agreement was originally approved on February 1, 1995. Travelers Insurance receives certain fees for its services, while Tower Square receives no compen-sation for its services as a principal underwriter. Since Account TAS has a deferred sales load, all commissions for the sale of Account TAS are paid by Travelers Insurance through Tower Square to broker-dealers registered under the Securities Exchange Act of 1934.


     Tower Square Securities, Inc. ("Tower Square"), One Tower Square, Hartford, Connecticut, is the principal underwriter for Account TAS. Tower Square is a wholly owned subsidiary of The Travelers Insurance Group Inc., which is an indirectly wholly owned subsidiary of Travelers Group Inc.


     Under the terms of the Distribution and Management Agreement, Travelers Insurance provides all administrative services and mortality and expense risk guarantees related to variable annuity contracts issued by Travelers Insurance and funded by Account TAS. For providing mortality and expense risk guarantees, Travelers Insurance receives compensation in an amount equivalent to 1.25% on an annual basis of the value of the net assets of Account TAS. Tower Square performs all sales functions relative to the sale and distribution of the Contracts.


     During 1995, Travelers Insurance received $80,832 for sales and administrative expenses, and $825,418 for mortality and expense guarantees, for a total of $906,250 under the Distribution and Management Agreement. Travelers Insurance pays all sales costs and costs of qualifying Account TAS and its contracts with regulatory authorities, as well as all printing costs and costs of proxy solicitation, sales literature, custodian, accountants' and legal fees, and compensation of the Board of Managers. Travelers Insurance also provides without cost to Account TAS all necessary office space, facilities and personnel to manage its affairs.

     The Distribution and Management Agreement will, as required by the 1940 Act, continue in effect for a period more than two years from the date of its execution only so long as its continuance is specifically approved at least annually (i) by a vote of a majority of the Board of Managers, or (ii) by a vote of a majority of the outstanding voting securities of Account TAS. In addition, and in either event, the terms of the Distribution and Management Agreement must be approved annually by a vote of a majority of the Board of Managers who are not parties to, or interested persons of any party to, the Distribution and Management Agreement, cast in person at a meeting called for the purpose of voting on such approval. Additionally, Contract Owners have been asked to approve the continuation of the Distribution and Management Agreement to allow Travelers Insurance to deduct amounts necessary to pay fees to market timers which provide market timing investment advisory services to Timed Contract Owners. If the continuation of the Distribution and Management Agreement is approved by Contract Owners of Account TAS, Travelers Insurance will continue to deduct amounts necessary to pay these fees and will, in turn, pay such fees to the market timers. If Contract Owners do not approve such continuation, the Agreement will continue in effect, with the exception of paragraph 5 of the Agreement which contains these provisions.

     The Board of Managers of Account TAS, including those members of the Board of Managers who are not interested persons of Account TAS, voting in person on January 18, 1996 at a meeting called for the purpose of voting on such approval, by unanimous action voted to approve continuance of the Distribution and Management Agreement.

4.  OTHER BUSINESS

     The Board of Managers knows of no other business to be presented at the meeting. The proxy card gives the persons named in the proxy discretion to vote according to their best judgment if any other business properly comes before the meeting.

                                                                       EXHIBIT A

                         INVESTMENT ADVISORY AGREEMENT

     INVESTMENT ADVISORY AGREEMENT made as of this 30th day of December, 1992, between The Travelers Investment Management Company, a Connecticut general business corporation (hereinafter "TIMCO") and The Travelers Timed Aggressive Stock Account for Variable Annuities (hereinafter "Account TAS"), a separate account of The Travelers Insurance Company established by its President and Chief Executive Officer on January 2, 1987, pursuant to a resolution of The Travelers Insurance Company's Board of Directors on August 4, 1967, pursuant to
Section 38-154a of the Connecticut General Statutes.

                                  WITNESSETH:

     WHEREAS, Account TAS and TIMCO wish to enter into an agreement setting forth the terms upon which TIMCO will perform certain services for Account TAS.

     NOW, THEREFORE, in consideration of the promise and the mutual agreements herein contained, the parties hereto agree as follows:

          1. Account TAS hereby employs TIMCO to manage the investment and reinvestment of the assets of Account TAS and to perform the other services herein set forth, subject to the supervision of the Board of Managers of Account TAS (hereinafter the "Board") for the period and on the terms herein set forth. TIMCO hereby accepts such employment and agrees during such period, at its own expense, to render the services and to assume the obligations herein set forth for the compensation herein provided.

          2. In carrying out these obligations to manage the investment and reinvestment of the assets of Account TAS, TIMCO shall:

             a. obtain and evaluate pertinent economic, statistical and financial data and other information relevant to the investment policy of Account TAS, affecting the economy generally and individual companies or industries, the securities of which are included in Account TAS's portfolio or are under consideration for inclusion therein;

             b. be authorized to purchase supplemental research and other services from brokers at additional cost to Account TAS;

             c. regularly furnish to the Board recommendations with respect to any investment program for approval, modification or rejection by the Board;

             d. take such steps as are necessary to implement the investment program approved by the Board; and

             e. regularly report to the Board with respect to implementation of the approved investment program and any other activities in connection with the administration of the assets of Account TAS.

          3. Any investment program undertaken by TIMCO pursuant to this Agreement and any other activities undertaken by TIMCO on behalf of Account TAS shall at all times be subject to any directives of the Board or any duly constituted committee thereof acting pursuant to like authority.

          4. For the services rendered hereunder, TIMCO will receive an amount equivalent on an annual basis to the following:

     ANNUAL                                           AGGREGATE
     MANAGEMENT                                    NET ASSET VALUE
     FEE                                            OF THE ACCOUNT
     ------                                      --------------------
      0.50% ................       of the first............   $ 20,000,000, plus
      0.25% ................       of the next.............   $ 80,000,000, plus
      0.20% ................       of the next.............   $200,000,000, plus
      0.15% ................       of amounts over.........   $300,000,000.

     The advisory fees will be deducted on each valuation date.

          5. The services of TIMCO to Account TAS hereunder are not to be deemed exclusive and TIMCO shall be free to render similar services to others so long as its services hereunder are not impaired or interfered with thereby.

          6. If approved by a vote of a majority of the outstanding voting securities of Account TAS (as defined in the Investment Company Act of 1940), this Investment Advisory Agreement:

             a. may not be terminated by TIMCO, without the prior approval of a new Investment Advisory Agreement by a vote of a majority of the outstanding voting securities of Account TAS, and shall be subject to termination, without the payment of any penalty, upon sixty days' written notice to the investment adviser, by the Board or by a vote of a majority of the outstanding voting securities of Account TAS;

             b. shall not be amended without prior approval of a majority of the outstanding voting securities of Account TAS;

             c. shall automatically terminate upon assignment by either party;
        and

             d. shall continue in effect for a period of more than two years from the date of its execution, only so long as such continuance is specifically approved (i) at least annually by a vote of a majority of the Board who are not parties to, or interested persons of any party to, such agreement, cast in person at a meeting called for the purpose of voting on such approval and at which the Board has been furnished such information as may be reasonably necessary to evaluate the terms of said agreement, or (ii) by a vote of a majority of the outstanding voting securities of Account TAS.

          7. This Investment Advisory Agreement is subject to the provisions of the Investment Company Act of 1940, as amended, and the rules and regulations of the Securities and Exchange Commission.

     IN WITNESS WHEREOF, the parties hereto have caused this Investment Advisory Agreement to be signed by their respective officials thereunto duly authorized and seals to be affixed, in the case of TIMCO, as of the day and year first above written.

                                           THE TRAVELERS TIMED AGGRESSIVE STOCK
                                           ACCOUNT FOR VARIABLE ANNUITIES


                                           By:

                                             Chairman, Board of Managers

WITNESS:

------------------------------------------------------
Secretary, Board of Managers

                                           THE TRAVELERS INVESTMENT
                                           MANAGEMENT COMPANY

                                           By:
                                             President

ATTEST:     (Seal)

------------------------------------------------------
Corporate Secretary

                   AMENDMENT TO INVESTMENT ADVISORY AGREEMENT

     AMENDMENT made as of May 1, 1996 to the Investment Advisory Agreement made as of the 30th day of December, 1992, between The Travelers Investment Management Company, a Connecticut general business corporation (hereinafter "TIMCO") and The Travelers Timed Aggressive Stock Account for Variable Annuities (hereinafter "Account TAS"), a separate account of The Travelers Insurance Company established by its President and Chief Executive Officer on January 2, 1987, pursuant to a resolution of The Travelers Insurance Company's Board of Directors on August 4, 1967, pursuant to Section 38-154a of the Connecticut General Statutes (the "Advisory Agreement").

                                  WITNESSETH:

     WHEREAS, Account TAS and TIMCO have entered into an Advisory Agreement setting forth the terms upon which TIMCO will perform certain services for Account TAS; and

     WHEREAS, Account TAS and TIMCO wish to amend the Advisory Agreement to change the investment advisory fee.

     NOW THEREFORE, in consideration of the promises and the mutual agreements herein contained, the parties hereto agree to amend paragraph 4 of the Advisory Agreement to read as follows:

     4. For the services rendered hereunder, TIMCO will receive an amount equivalent on an annual basis to 0.35% of the average daily net assets of Account TAS, such fees to be deducted on each valuation date.

     IN WITNESS WHEREOF, the parties hereto have caused this amendment to the Advisory Agreement to be signed by their respective officials thereunto duly authorized and seals to be affixed, in the case of TIMCO, as of the day and year first above written.

                                           THE TRAVELERS TIMED AGGRESSIVE STOCK
                                           ACCOUNT FOR VARIABLE ANNUITIES

                                           By:
                                             Chairman, Board of Managers

WITNESS:

------------------------------------------------------
Secretary, Board of Managers

                                           THE TRAVELERS INVESTMENT
                                           MANAGEMENT COMPANY

                                           By:
                                             President

ATTEST:     (Seal)

                                                                       EXHIBIT B



                     DISTRIBUTION AND MANAGEMENT AGREEMENT


     DISTRIBUTION AND MANAGEMENT AGREEMENT (the "Agreement") made this 1st day of February, 1995 by and among The Travelers Insurance Company, a Connecticut stock insurance company (hereinafter the "Company"), Tower Square Securities, Inc., a Connecticut general business corporation (hereinafter "Tower Square"), and The Travelers Timed Aggressive Stock Account for Variable Annuities (hereinafter "Account TAS"), a separate account of the Company established by its Chairman of the Board and Chief Executive Officer on January 2, 1987 pursuant to a resolution of the Company's Board of Directors on August 4, 1967, pursuant to Section 38-154a of the Connecticut General Statutes. This Agreement supersedes the Distribution and Management Agreement dated December 30, 1992 between the Company and Account TAS.

          1. The Company hereby agrees to provide all administrative services relative to variable annuity contracts and revisions thereof (hereinafter "Contracts") sold by the Company, the net proceeds of which or reserves for which are maintained in the Account TAS.

          2. Tower Square hereby agrees to perform all sales functions relative to the Contracts. The Company agrees to reimburse Tower Square for commissions paid, other sales expenses and properly allocable overhead expenses incurred in performance thereof.

          3. For providing the administrative services referred to in paragraph 1 above, and for reimbursing Tower Square for the sales functions referred to in paragraph 2 above, the Company will receive the deductions for sales and administrative expenses which are stated in the Contracts.

          4. The Company will furnish at its own expense and without cost to Account TAS the administrative expenses of Account TAS, including but not limited to:

             (a) office space in the offices of the Company or in such other place as may be agreed upon from time to time, and all necessary office facilities and equipment;

             (b) necessary personnel for managing the affairs of Account TAS, including clerical, bookkeeping, accounting and other office personnel;

             (c) all information and services, including legal services, required in connection with registering and qualifying Account TAS or the Contracts with federal and state regulatory authorities, preparation of registration statements and prospectuses, including amendments and revisions thereto, all annual, semi-annual and periodic reports, notices and proxy solicitation materials furnished to variable annuity Contract Owners or regulatory authorities, including the costs of printing and mailing such items;

             (d) the costs of preparing, printing, and mailing all sales literature;

             (e) all registration, filing and other fees in connection with compliance requirements of federal and state regulatory authorities;

             (f) the charges and expenses of any custodian or depository appointed by Account TAS for the safekeeping of its cash, securities and other property;

             (g) the charges and expenses of independent accountants retained by Account TAS;

             (h) expenses of Contract Owners' and Board of Managers' meetings;

             (i) all expenses of and compensation paid to Members of the Board of Managers of Account TAS; and

             (j) reimbursement for amounts paid by Account TAS for indemnification of the Board of Managers of Account TAS, the officers and agents of Account TAS pursuant to Article VI of Account TAS's Rules and Regulations, provided that in the case of any person who is a director, officer or agent of the Company, the Company's obligation will be limited to such amount as the Board of Directors of the Company determines to be reasonable.

     Provided, however, that the Company shall not be obligated to pay capital gains taxes, and any other taxes based on income of, assets in or the existence of Account TAS.

          5. Provided Contract Owners annually approve this Agreement at a meeting of Contract Owners held for that purpose, Account TAS will reimburse the Company for charges and expenses paid by the Company to registered investment advisers which provide market timing investment advisory services relating to the Contracts pursuant to written agreements between the Contract Owners and such market timing investment advisers, which agreements are acceptable to the Company. The failure of Contract Owners to approve this Distribution and Management Agreement shall have no effect on the validity of the provisions of this Agreement other than this paragraph 5.

          6. The services of the Company and Tower Square to Account TAS hereunder are not to be deemed exclusive and the Company and Tower Square will be free to render similar services to others so long as its services hereunder are not impaired or interfered with thereby.

          7. The Company agrees to guarantee that the annuity payments will not be affected by mortality experience (under Contracts the reserves for which are invested in Account TAS) and assumes the risks (a) that the actuarial estimate of mortality rates among annuitants may prove erroneous and that reserves set up on the basis of such estimates will not be sufficient to meet the Company's variable annuity payment obligations, and (b) that the charges for services and expenses of the Company set forth in the Contracts, including the payment of any guaranteed minimum death benefit prior to the Maturity Date specified in the Contract, may not prove sufficient to cover its actual expenses. For providing these mortality and expense risk guarantees, the Company will receive from Account TAS an amount per valuation period of Account TAS, as provided from time to time.

          8. This Agreement shall continue in effect for a period of more than two years from the date of its execution, only so long as such continuance after said date is specifically approved at least annually by a vote of a majority of the Board of Managers, who are parties to such Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, or by a vote of a majority of the outstanding voting securities of Account TAS; provided, however, that this Agreement will terminate automatically in the event of its assignment by either party.

          9. Notwithstanding termination of this Agreement, the Company will continue to provide administrative services and mortality and expense risk guarantees provided for herein with respect to the Contracts in effect on the date of termination, and the Company shall continue to receive the compensation provided under this Agreement.

          10. This Agreement is subject to the provisions of the Investment Company Act of 1940, as amended, and the rules of the Securities and Exchange Commission thereunder.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed by their respective officials thereunto duly authorized and, in the case of the Company and Tower Square, the seals to be affixed as of the day and year first above written.

                                           [SIGNATURE LINES OMITTED]

                              THE TRAVELERS TIMED
                                   AGGRESSIVE
                                 STOCK ACCOUNT
                             FOR VARIABLE ANNUITIES

                               PROXY STATEMENT

    VG-158                                                              1996

     THE TRAVELERS TIMED AGGRESSIVE STOCK ACCOUNT FOR VARIABLE ANNUITIES Proxy for the Annual Meeting of Contract Owners to be held on April 19, 1996

The undersigned, revoking all proxies heretofore given, hereby appoints Heath
B. McLendon, Robert E. McGill, III, or either one of them, as Proxies, with full power of substitution, to vote on behalf of the undersigned all units of The Travelers Timed Aggressive Stock Account for Variable Annuities which the undersigned is entitled to vote at the Annual Meeting of Contract Owners to be held at 8:30 a.m. on Friday, April 19, 1996 at One Tower Square, Hartford, Connecticut, and at any adjournment thereof, in the manner directed below with respect to the matters described in the Proxy Statement for the Annual Meeting, receipt of which is hereby acknowledged, and in their discretion, upon such other matters as may properly come before the Annual Meeting or any adjournment thereof.

                                                                                   FOR           FOR, except      WITHHOLD
Please vote by filling in the appropriate box below, as shown, using blue or       all          vote withheld    AUTHORITY
black ink or dark pencil.  Do not use red ink. /X/                               nominees        for nominees     for all
                                                                                                 listed below     nominees
1.   Election of the Board of Managers - Nominees:                                  / /               / /            / /
     Heath B. McLendon, Knight Edwards, Robert E. McGill, III, Lewis  Mandell,
     and Frances M. Hawk.
                                                                                    FOR            AGAINST         ABSTAIN
2.   Ratification of the selection of Coopers & Lybrand L.L.P. as                   / /               / /            / /
     independent accountants for the fiscal year ending December 31, 1996.

3. Approval of a Proposal to amend the Investment Advisory Agreement between Account TAS and The Travelers Investment Management Co.

4.   Approval of the continuation of the Distribution and Management
     Agreement among The Travelers Timed Aggressive Stock Account for
     Variable Annuities, The Travelers Insurance Company and Tower Square
     Securities, Inc.

In their discretion, the Proxies are authorized to vote on any and all other business as may properly come before the meeting.

            PLEASE DO NOT FORGET TO SIGN THE REVERSE SIDE OF CARD.           104

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF MANAGERS. THE BOARD OF MANAGERS RECOMMENDS A VOTE FOR PROPOSALS 1, 2, 3 AND 4. THE UNITS REPRESENTED HEREBY WILL BE VOTED BY THE PROXIES IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED CONTRACT OWNER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, 3 AND 4.

                -------------------------------------------
                PLEASE MARK, SIGN, DATE AND RETURN THIS
                PROXY CARD PROMPTLY USING THE ENCLOSED
                PRE-ADDRESSED, POSTAGE-PAID ENVELOPE.
                -------------------------------------------

                PLEASE SIGN EXACTLY AS NAME APPEARS BELOW.





                DATE:_________________,1996

                If signing in a representative capacity (as attorney, executor or administrator, trustee, guardian or custodian, corporate officer or general partner), please indicate such capacity following signature. Proxies for custodian accounts must be signed by the named custodian, not by the minor.
                ----------------------------------------------------------------





                ----------------------------------------------------------------
                                                                             104